SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   Filed by the Registrant [ X ]
   Filed by a Party other than the Registrant  [   ]

   Check the appropriate box:

   [X ] Preliminary Proxy Statement
   [  ] Confidential, for Use of the Commission only (as permitted by rule 14a-6(e)(2))
   [  ] Definitive Proxy Statement
   [  ] Definitive Additional Materials
   [  ] Soliciting Material Under Rule 14a-12

                       ROYAL HOLIDAY MOBILE ESTATES, INC.
            ---------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                       N/A
             ------------------------------------------------------
                  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                           OTHER THAN THE REGISTRANT)

   Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of the transaction:
          --------------------------------------------------------------------
     (5)  Total fee paid:

   [  ] Fee paid previously with preliminary material.

   [  ]  Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
              ----------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:
              ----------------------------------------------------------------
         (3)  Filing Party:
              ----------------------------------------------------------------
         (4)  Date Filed:

                       ROYAL HOLIDAY MOBILE ESTATES, INC.
                         16133 Ventura Blvd., Suite 635
                            Encino, California 91436



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                February 1, 2001



TO THE SHAREHOLDERS OF ROYAL HOLIDAY MOBILE ESTATES, INC.

     A special meeting of the shareholders of Royal Holiday Mobile Estates, Inc. will be held at 16133 Ventura Blvd., Suite 635, Encino, California 91436 on February 1, 2001, at 2:00 p.m. Pacific Time, for the following purposes.

1. To approve an Acquisition Agreement and Plan of Merger with Sitestar Applied Technologies, Inc.;

2. Amend the Articles of Incorporation and By-laws of Royal Holiday Mobile Estates, Inc.;

3. Change the name of Royal Holiday Mobile Estates, Inc. to Sitestar Applied Technologies, Inc.

4. Approve new Board of Directors pursuant to the Acquisition Agreement and Plan of Merger; and

5. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders of record at the close of business on January 16, 2001 are entitled to notice of and to vote at the meeting. Our proxy statement accompanies this notice.

     All shareholders are invited to attend the meeting in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE.

                                       By Order of the Board of Directors,

                                       /s/ Hagit Bernstein

                                       Hagit Bernstein
                                       President




January 17, 2001

                           PROXY STATEMENT MEMORANDUM
                                  CONFIDENTIAL



                         SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                       ROYAL HOLIDAY MOBILE ESTATES, INC.
                          (To be held February 1, 2001)



     ROYAL HOLIDAY MOBILE ESTATES, INC./SITESTAR APPLIED TECHNOLOGIES, INC.
                     Stock for Stock Exchange Reorganization
                                     IRC 368
                            -------------------------

                           PROXY STATEMENT MEMORANDUM

         Each share of common stock of Sitestar Applied Technologies, Inc. ("Sitestar"), (the "Sitestar Shares"), is being exchanged into 403.56 shares of common stock of Royal Holiday Mobile Estates, Inc. ("Royal Holiday") (the "Shares"). Immediately after the Merger, there will be 11,210,000 shares of Common Stock of Royal Holiday issued and outstanding. 10% of the issued and outstanding shares will remain with the existing stockholders of Royal Holiday; 90% of the issued and outstanding shares will be newly issued to the stockholders of Sitestar.

         This Proxy Statement Memorandum is being furnished to the holders of the common stock, $.001 par value ("Royal Holiday's Common Stock"), of Royal Holiday, a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of Royal Holiday for use at a special meeting of stockholders of Royal Holiday to consider and vote upon approval of an Acquisition Agreement and Plan of Merger dated January 15, 2001 ("Merger Agreement") between Royal Holiday Mobile Estates, Inc. a Nevada Corporation, and Sitestar Applied Technologies, Inc. , a Nevada corporation ("Sitestar") providing for the merger (the "Merger") of Sitestar into Royal Holiday. If the proposed Merger is consummated; Sitestar stockholders ("Sitestar Stockholders"), as hereinafter defined, of Sitestar will be entitled to receive 403.56 shares of Royal Holiday stock, par value $.001("Royal Holiday's Common Stock") for each share of Sitestar's Common Stock owned by them.

         Royal Holiday stockholders should consider the factors prior to voting on the proposed Merger.

         This Proxy Statement Memorandum is dated and was first mailed to Royal Holiday Stockholders on or about January 24, 2001.

                          DELIVERY OF CERTAIN DOCUMENTS

         This Proxy Statement Memorandum incorporates documents by reference that are not presented herein or delivered herewith. These documents are available upon request from Royal Holiday Mobile Estates, Inc. 16133 Ventura Blvd., Suite 635, Encino, California 91436, telephone (818) 981-1796.

         Royal Holiday will provide without charge a copy of any or all of the documents referred to above (other than certain exhibits to such documents) to each person to whom this Proxy Statement Memorandum is delivered, on the written or oral request of such person.

         No person has been authorized to give any information or to make any representation other than as contained herein in connection with the matters described herein, and, if given or made, such information or representation must not be relied upon as having been authorized by Royal Holiday or Sitestar. Neither the delivery of this Proxy Statement Memorandum nor any distribution of Royal Holiday Common Stock hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of Royal Holiday or Sitestar since the date hereof.

                            RISK DISCLOSURE STATEMENT

ROYAL HOLIDAY STOCKHOLDERS INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROXY MEMORANDUM OR ANY COMMUNICATION, WHETHER WRITTEN OR VERBAL, FROM US, OUR OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS, AS LEGAL, TAX, ACCOUNTING OR OTHER EXPERT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OWN LEGAL COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS AS TO LEGAL, TAX, ACCOUNTING AND RELATED MATTERS CONCERNING THIS MERGER.

NO REPRESENTATION OR WARRANTY OF ANY KIND IS INTENDED OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, WHICH MAY ACCRUE TO THE STOCKHOLDERS.

THE SHARES OFFERED IN THE EXCHANGE ARE OFFERED IN EXCHANGE FOR SHARES IN SITESTAR ONLY, SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION OF THIS MERGER WITHOUT NOTICE.

WE HAVE AGREED TO GRANT TO EACH STOCKHOLDER AND/OR HIS, HER OR ITS REPRESENTATIVE(S), PRIOR TO THE EXCHANGE OF ANY SHARES HEREUNDER, THE OPPORTUNITY TO REVIEW ADDITIONAL DOCUMENTS AND INFORMATION AND TO ASK QUESTIONS OF, AND TO RECEIVE ANSWERS FROM US OR OUR REPRESENTATIVES CONCERNING THE COMPANY, ITS BUSINESS, THE TERMS AND CONDITIONS OF THIS MERGER OR ANY OTHER RELEVANT MATTER, AND TO SUPPLY ANY ADDITIONAL INFORMATION NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN, TO THE EXTENT THAT WE POSSESS SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE. EACH STOCKHOLDER IS URGED TO MAKE OR UNDERTAKE SUCH PERSONAL INVESTIGATION. IN CONNECTION WITH ANY SUCH INQUIRY, ANY DOCUMENTS WHICH ANY STOCKHOLDER WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE STOCKHOLDER'S AGREEMENT TO MAINTAIN SUCH INFORMATION IN STRICT CONFIDENCE. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE TO US AS FOLLOWS: ROYAL HOLIDAY MOBILE ESTATES, INC., 16133 VENTURA BLVD., SUITE 635, ENCINO, CALIFORNIA 91436.

THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF ROYAL HOLIDAY BECAUSE, IF THE EXCHANGE AGREEMENT IS APPROVED AND ADOPTED AND THE PROPOSED EXCHANGE OF SHARES IS CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN ROYAL HOLIDAY WILL BE DILUTED AS THE RESULT OF THE ISSUANCE OF AN ADDITIONAL 10,089,000 SHARES OF ROYAL HOLIDAY STOCK IN EXCHANGE FOR 100% OF THE SHARES OF SITESTAR. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT MEMORANDUM.


Date, Time and Place                February 1, 2001 2:00 p.m.  Pacific Time, at
of the Special Meeting              16133  Ventura  Blvd.,  Suite  635,  Encino,
of Royal Holiday                    California 91436 (the "Special Meeting").
Stockholders

Purpose of the Meeting              To  consider and vote on the approval of the
                                    Acquisition  Agreement  and  Plan  of Merger
                                    (the "Merger  Agreement"), a  copy of  which
                                    is  attached   to   this   Proxy   Statement
                                    Memorandum   as   Appendix  A,  among  Royal
                                    Holiday  Mobile  Estates,  Inc.,   a  Nevada
                                    corporation, ("Royal Holiday"), and Sitestar
                                    Applied   Technologies,   Inc.,   a   Nevada
                                    Corporation    ("Sitestar").    The   Merger
                                    Agreement   provides  for  the  merger  (the
                                    "Merger") of Sitestar into Subsidiary.

Stockholders Entitled               Only  Royal  Holiday  stockholders of record
to Vote                             at 5:00  p.m., Los Angeles  time  on January
                                    16, 2001 are entitled to notice of and to vote at the Special Meeting. As of the date of this Proxy Statement, there are 1,121,000 issued and outstanding shares of common stock, $.001 par value, of Royal Holiday
                                    ("Royal Holiday's Common Stock").

Vote Required                       Under Nevada law, the  approval and adoption
                                    of   the  Merger   Agreement   require   the
                                    affirmative   vote  of   the  holders  of  a
                                    majority of Royal Holiday's Common Stock outstanding and entitled to vote. Royal
                                    Holiday  anticipates that all current  Royal
                                    Holiday directors and officers will vote their shares of Royal Holiday Common Stock to approve the Merger. As of January 16, 2001 the directors and officers of Royal
                                    Holiday  beneficially  owned  Royal  Holiday
                                    Common Stock representing 53.07% of the outstanding shares of Royal Holiday's Common
                                    Stock. A vote of approval for the Merger of Sitestar stockholders has been obtained.

Interest of Royal Holiday           As  of  January  16,  2001,   directors  and
Management                          officers of Royal Holiday beneficially owned
                                    an aggregate of 0 shares of Sitestar  Common
                                    Stock that represents 0% of the outstanding shares of Royal Holiday's Common Stock.

Terms of the  Merger                As a result of the  Merger, each   holder of
                                    outstanding shares of Sitestar  Common Stock
                                    will receive 403.56 shares  of common stock,
                                    $.001  par  value, of  Royal Holiday ("Royal
                                    Holiday  Common  Stock") for  each  share of
                                    Sitestar  stock,   pursuant  to  the  Merger
                                    Exchange Ratio ("Merger Exchange Ratio") attached to the Merger Agreement.

Merger Exchange  Ratio              The  Merger  Exchange  Ratio  consists of an
                                    exchange ratio whereby 403.56 shares of Royal Holiday Common Stock will be issued for each share of Sitestar Common Stock.
                                    With 25,000 shares of Sitestar Common Stock issued and outstanding as of January 16, 2001, Royal Holiday will issue 10,089,000 million shares of Common Stock.

Exchange of Certificates            If the  Merger is consummated,  exchange  of
                                    certificates formerly representing shares of
                                    Sitestar's  Common  Stock  for  certificates
                                    representing   the   appropriate  number  of
                                    shares of Royal Holiday Common Stock will be
                                    made  upon  surrender  to  Pacific Stock and
                                    Transfer  Company,  Inc. ("Exchange  Agent")
                                    Las  Vegas,   Nevada   of  the  certificates
                                    formerly   representing   Sitestar's  Common
                                    Stock. SHARES SHOULD NOT BE SURRENDERED  FOR
                                    EXCHANGE  PRIOR TO APPROVAL OF THE MERGER BY
                                    SITESTAR'S STOCKHOLDERS  AND  RECEIPT  OF  A
                                    NOTICE THAT THE MERGER HAS BEEN  CONSUMMATED
                                    AND    OF   INSTRUCTIONS    FOR   SUBMITTING
                                    SITESTAR'S CERTIFICATES/

                                    Fractional  shares of Royal  Holiday  Common
                                    Stock  will not be  issued.  Instead,  Royal
                                    Holiday will round up to the nearest shares.
                                    Sitestar  stockholders will be provided with
                                    a  letter   of   transmittal   and   related
                                    materials needed to effectuate the exchange of their certificates.

Recommendation of Royal             The board of directors of Royal  Holiday has
Holiday's Board of Directors;       duly  approved  the  Merger   Agreement  and
Reasons for the Merger;             recommends  a  vote  in  favor  of it in the
Fairness                            belief  that  the  Merger  is  in  the  best
                                    interest  of  Royal  Holiday   stockholders.
                                    Before  giving  this  approval,   the  Royal
                                    Holiday's   board   reviewed   a  number  of
                                    factors,  including  the terms of the Merger
                                    Agreement,   the  Merger   Exchange   Ratio,
                                    information    regarding    the    financial
                                    condition, operations and prospects of Royal
                                    Holiday  and  Sitestar,  and advice of Royal
                                    Holiday's management.

Dissenters' Rights                  Royal  Holiday's  Common   Stockholders  who
                                    perfect  dissenters'  rights   pursuant   to
                                    Sections 78.471 through 78.502 of the Nevada
                                    General Corporation  Law will be entitled to
                                    receive cash for their  shares in accordance
                                    with such sections. TO PERFECT   DISSENTERS'
                                    RIGHTS,  IT  IS  IMPORTANT  TO  FOLLOW   THE
                                    PROCEDURES SET FORTH  IN THE NEVADA STATUTE.
                                    Sitestar and Royal Holiday are not required to proceed with the Merger if the holders of more than 10% of Royal Holiday Common Stock assert dissenter's rights.

Federal Income Tax                  For  federal  income  tax  purposes,  it  is
Consequences                        intended   that  the  Merger   constitute  a
                                    "reorganization"  under  Section  368 of the
                                    Internal  Revenue  Code  so  that no gain or
                                    loss   will  be   recognized   by   Sitestar
                                    stockholders  who  exchange  their shares of
                                    Sitestar  Common Stock in the Merger (except
                                    with respect to cash  received in for shares
                                    as   to    which    stockholders    exercise
                                    dissenters' rights).

Conditions to the Merger;           Notwithstanding   approval  of   the  Merger
Termination                         Agreement  by  Royal  Holiday  stockholders,
                                    consummation of the  Merger is  subject to a
                                    number   of   conditions   which,   if   not
                                    fulfilled  or waived, permit termination  of
                                    the  Merger Agreement, including the absence
                                    of    any   temporary   restraining   order,
                                    preliminary   or  permanent  injunction,  or
                                    other order preventing consummation of the Merger or any transaction contemplated by the Merger Agreement. The Merger Agreement will terminate by its terms if the Merger has not occurred on or prior to the earlier of January 16, 2001 or five (5) business days following the Royal Holiday stockholder approval of the Merger Agreement. The Merger may also be abandoned by mutual consent, and in certain other circumstances.

Effective Time                      If  the  Merger  Agreement  is  adopted  and
                                    approved  at the  Special  Meeting,  and all
                                    other conditions to the Merger have been met
                                    or waived,  the parties expect the Merger to
                                    be  effective  on the  day  of  the  Special
                                    Meeting  or  shortly   thereafter.   If  all
                                    conditions are not met or waived, there could be a delay in the Effective Time or the Merger Agreement could be terminated.

                      SHARES OUTSTANDING AND VOTING RIGHTS

         The only authorized class of capital stock of Royal Holiday outstanding and entitled to vote at the Special Meeting is the Royal Holiday Common Stock. On January 16, 2001 at 5:00 p.m., Los Angeles time, the record date for determination of Royal Holiday stockholders entitled to notice of and to vote at the special Meeting, there were 1,121,000 shares of Royal Holiday Common Stock outstanding. Each outstanding share of Royal Holiday Common Stock is entitled to one vote on each matter submitted to the Special Meeting.

         Holders of a majority of the outstanding shares of Royal Holiday Common Stock entitled to vote must be present in person or represented by proxy to constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Royal Holiday Common Stock entitled to vote is required for approval and adoption of the Merger Agreement.

         The board of directors of Royal Holiday has been designated as proxy to vote shares of Royal Holiday Common Stock solicited on its behalf. If the enclosed form of proxy is executed and returned, it may nonetheless be revoked at any time prior to the vote at the Special Meeting by written notice to us at 16133 Ventura Blvd., Suite 635, Encino, California 91436, by attending the meeting and electing to vote in person, or by proper delivery of a duly executed proxy bearing a later date. The persons named in the enclosed proxy will vote as directed with respect to the Merger Agreement, or in the absence of any direction, in favor of approval and adoption of the Merger Agreement.

THE BOARD OF DIRECTORS OF ROYAL HOLIDAY HAS APPROVED THE MERGER AGREEMENT BY UNANIMOUS VOTE OF ALL DIRECTORS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                   THE MERGER

Introduction

         The boards of directors of Sitestar and Royal Holiday have each duly approved the Merger Agreement. All references to the Merger and the terms and conditions thereof in this Proxy Statement Memorandum are qualified by reference to the Merger Agreement set forth as Appendix A hereto, which is incorporated herein by reference.

         It is contemplated that after the Merger, Sitestar will operate the business. As a result of the Merger, the stockholders of Sitestar, a Nevada corporation, will become stockholders of Royal Holiday, a Nevada corporation.

Capitalization of Royal Holiday and Conversion of Shares

         The capital stock of Royal Holiday consists of 75,000,000 shares of Common Stock with a par value of one tenth of one cent ($0.001) per share, 1,121,000 shares of which are issued and outstanding on the date hereof. Total shares outstanding after the Merger will be 11,210,000. The shares are all of one class, common, with like rights and privileges. Each share is entitled to participate equally in dividends and distributions declared by Royal Holiday. Each share is entitled to one (1) vote on each matter. The shares of common voting stock, when issued and paid for, shall be fully paid and non-assessable and will have no preference, pre-emptive, conversion or exchange rights. Royal Holiday has no senior securities or long-term debt authorized, issued or outstanding, and has no present intention of issuing either security. All voting is noncumulative. Accordingly, the holders of more than fifty percent (50%) of our shares of Common Stock will be able to elect all representatives to the Board of Directors, and the holders of less than fifty percent (50%) will not be able to elect any of the Board of Directors.

         When the Articles and Certificate of Merger have been acknowledged and filed with the Secretary of State of Nevada, as required by the Nevada General Corporation Law (the "Effective Time"), the outstanding shares of Sitestar Common Stock, by virtue of the Merger and without any action on the part of the holders thereof, will cease to be outstanding and will be converted into shares of Royal Holiday Common Stock at the Merger Exchange Ratio.

         If the Merger Agreement becomes effective, Royal Holiday will issue Pacific Stock and Transfer Company, Las Vegas, Nevada (the "Exchange Agent") certificates representing the number of shares of Royal Holiday Common Stock into which the shares of Sitestar Common Stock outstanding at the Effective Time are to be converted. The Exchange Agent will distribute certificates representing the number of whole shares of Royal Holiday Common Stock to each Sitestar stockholder upon the surrender to the Exchange Agent for cancellation of stock certificates representing such holder's shares of Sitestar Common Stock. The approval of the Merger by the stockholders of Royal Holiday will constitute approval of the appointment of the Exchange Agent.

Negotiation of Terms; Reasons for Merger

         The terms of the original proposal and Merger Agreement were not established through arms' length negotiations between representatives of Sitestar and Royal Holiday. Both the original proposals, and the Merger Exchange Ratio were approved by the boards of directors of Sitestar and Royal Holiday on the basis of a number of factors (certain members of Sitestar's Board of Directors are relatives of the shareholders, officers and directors of Royal Holiday). The board of directors of Royal Holiday believes the Merger to be in the best interests of Royal Holiday and its stockholders. In making this determination, the Royal Holiday board reviewed a number of factors, including the terms of the Merger Agreement, the Merger Exchange Ratio, information regarding the financial condition, operations and prospects of Sitestar and Royal Holiday. The Royal Holiday board found that, in the context of the foregoing, the value of the Sitestar Common Stock to be received pursuant to the Merger Exchange Ratio compared favorably with the value of the Royal Holiday stock

Interest of Sitestar Management

         Frederick T. Manlunas, Executive Chairman and Secretary of Sitestar, and his wife are both shareholders of Royal Holiday. As of January 15, 2001, the Manlunas' owned approximately 9.8% of Royal Holiday's Common Stock.

Federal Income Tax Consequences

         Royal Holiday has not received an opinion of counsel on the Federal Income Tax Consequences of the transaction, nor does Royal Holiday intend to acquire such opinion, however; Royal Holiday and Sitestar have structured the Merger with the intention that, based upon the terms of the Merger Agreement and certain related factual representations, the Merger will be treated for federal income tax purposes as a reorganization under Section 368 of the Internal Revenue Code of 1986 ("Code") and that, accordingly, (i) no gain or loss will be recognized by the stockholders of Sitestar who exchange all of their Sitestar Common Stock solely for Royal Holiday Common Stock pursuant to the Merger.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of Royal Holiday Common Stock entitled to vote at the Special Meeting is required for the approval and adoption of the Merger Agreement.

Dissenters Rights'

         If the Merger is approved by the required vote of the Royal Holiday stockholders and is not abandoned or terminated, any holder of Royal Holiday Common Stock may, by complying with the provisions of Sections 78.471 through
78.502 of the Nevada General Corporation Law, and subject to the limitations discussed below, require Royal Holiday to purchase for cash at their fair cash value the shares of Royal Holiday Common Stock owned by such stockholder. The fair cash value shall be determined as of the day before the vote on the Merger Agreement is taken, excluding any element of value arising from the expectation or accomplishment of the Merger.

         A dissenting Royal Holiday stockholder (a "Dissenting Stockholder") wishing to require Royal Holiday to purchase his or her shares of Royal Holiday Common Stock ("Dissenting Shares") must: (1) at or prior to the taking of the vote on the Merger Agreement, object thereto in writing; (2) not vote his shares in favor of the proposed action; (3) within the time period set forth in the dissenter's notice, not less than 30 days nor more than 60 days after the date the notice was delivered, (i) demand payment, (ii) certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice, and (iii) deposit his certificates in accordance with the terms of the notice.

         The Dissenting Stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under NRS 78.471 to 78.502, inclusive. NRS 78.494 (3)

         Subject to the provisions of the Nevada General Corporation Law, payment of the fair cash value of the Dissenting Shares will be made within 30 days after surrender of the certificates. Therefore. if Royal Holiday and the Dissenting Stockholder fail to agree upon the fair cash value of the Dissenting Shares within sixty days, then the corporation shall commence a proceeding within the 60 day period in a District Court of Clark County, Nevada, requesting the court to determine the fair value of the Dissenters Shares, including all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court.

Conditions for Merger and Other Provisions

         A copy of the Merger Agreement is available at Royal Holiday. The Merger Agreement sets forth representations and warranties by each of the parties and the terms, covenants and conditions to be complied with and performed by each of them on or before the Effective Time. Consummation of the Merger is conditioned upon satisfaction or waiver of conditions precedent set forth in the Merger Agreement, including, among other things, (i) the holders of not more than 10% of Royal Holiday Common Stock asserting dissenters' rights,
(ii) the absence of any material  adverse change in the condition,  financial or otherwise, of Royal Holiday or Sitestar, (iii) absence of material misrepresentations or breaches of covenants, and (iv) the absence of temporary restraining order, preliminary or permanent injunction, or other order preventing consummation of the Merger or any transaction contemplated by the Merger Agreement.

         If the Merger Agreement is approved by the stockholders of Royal Holiday and if all other conditions imposed on Royal Holiday and Sitestar are met or waived, it is expected that the Merger will become effective on the day of the Special Meeting or as soon as practicable thereafter. In the event the conditions are not met or waived, the Effective Time could be delayed or the Merger Agreement could be terminated.

         The Merger Agreement may be terminated and the Merger abandoned (whether before or after approval by Royal Holiday stockholders): (i) by the mutual consent of the boards of directors of Royal Holiday, Royal Holiday Subsidiary, and Sitestar (ii) by Royal Holiday in the event of the material breach by Sitestar of any provision of the Merger Agreement, which breach is not remedied by Sitestar within 15 days after receipt of notice thereof from Royal Holiday; (iii) by Sitestar in the event of the material breach by Royal Holiday of any provision of the Merger Agreement, which breach is not remedied by Royal Holiday within 15 days after receipt of notice thereof from Sitestar; (iv) by Royal Holiday if the stockholders of Royal Holiday fail to approve the Merger and the Merger Agreement by a majority vote at a duly held meeting of stockholders of Royal Holiday called for such purpose.

         The Merger Agreement will automatically terminate by its terms if the Effective Time has not occurred on or prior to the earlier of (a) 5:00 p.m. Nevada time on January 16, 2001 or (b) five business days following approval of the Merger Agreement by Royal Holiday stockholders.

              SECURITIES COVERED BY THIS PROXY STATEMENT MEMORANDUM

         A total of 10,089,000 shares of Royal Holiday Common Stock are covered by this Proxy Statement Memorandum.

                              BUSINESS OF SITESTAR

            Sitestar is a creator of new economy businesses providing Internet design consulting and Internet-based solutions to small to medium sized companies and startup businesses. Sitestar helps its clients define Internet strategies to improve their competitive position, design, architect, develop, and implement solutions to execute those strategies. These solutions focus on complex business-to-consumer and business-to-business electronic commerce, customer relationship management, supply chain optimization, electronic markets and sales force automation.

            Sitestar has the ability to deliver high quality solutions, primarily on a fixed-price, fixed-timeframe basis, through a rapid, effective and integrated process. Its services include e-commerce business strategy development; creative design; and technology development and systems integration.

                MANAGEMENT OF ROYAL HOLIDAY FOLLOWING THE MERGER

         The management of Royal Holiday following the merger will be as follows:

          Directors:
                 Clinton J. Sallee
                 Frederick T. Manlunas
                 Kevork Zoryan


          Officers:
                 President - Clinton J. Sallee
                 Executive Chairman, Secretary/Treasurer - Frederick T. Manlunas Vice President - Thomas Albanese

                       ROYAL HOLIDAY MOBILE ESTATES, INC.
                                      PROXY

                         Special Meeting of Shareholders
                                February 1, 2001


         The undersigned appoints the Board of Directors of Royal Holiday Mobile Estates, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the special meeting of shareholders of Royal Holiday Mobile Estates, Inc., to be held February 1, 2001, beginning at 2:00 p.m., Pacific Time, at 16133 Ventura Blvd., Suite 635, Encino, California 91436, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated January 17, 2001, a copy of which has been received by the undersigned, as follows:

1.       Vote _____                         Withhold Vote _____

     for the approval of the Merger between Royal Holiday Mobile Estates, Inc. and Sitestar Applied Technologies, Inc.

2. Amend the Articles of Incorporation and By-laws of Royal Holiday Mobile Estates, Inc.

3. Changes the name of Royal Holiday Mobile Estates, Inc. to Sitestar Applied Technologies, Inc.

4. Approve new Board of Directors pursuant to the Acquisition Agreement and Plan of Merger.

5. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.


Date ___________________________, 2001       Number  of Shares _________________


Please sign exactly as your name appears Signature__________________________ on your stock certificate(s). If your Print Name Here____________________ stock is issued in the names of two or more persons, all of them must sign this
proxy.  If  signing  in   representative     Signature__________________________
capacity, please indicate your title.        Print Name Here____________________




          PLEASE SIGN AND RETURN THIS PROXY PRIOR TO JANUARY 30, 2001.